Exhibit 3.351

Delaware	Page 1
The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “INSIGHT KENTUCKY PARTNERS II, L.P.” AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF LIMITED PARTNERSHIP, FILED THE THIRTIETH DAY OF OCTOBER, A.D. 1997, AT 9 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “INTERMEDIA PARTNERS OF KENTUCKY, L.P.” TO “INSIGHT KENTUCKY PARTNERS II, L.P.”, FILED THE FIRST DAY OF OCTOBER, A.D. 1999, AT 12:49 O’CLOCK P.M.

CERTIFICATE OF AMENDMENT, FILED THE FIFTH DAY OF NOVEMBER, A.D. 1999, AT 9 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, FILED THE TENTH DAY OF JANUARY, A.D. 2001, AT 10:30 O’CLOCK A.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED PARTNERSHIP, “INSIGHT KENTUCKY PARTNERS II, L.P.”.

/s/ Jeffrey W. Bullock Jeffrey W. Bullock, Secretary of State

2814772 8100H SR# 20165695346	Authentication: 202953798 Date: 09-08-16
You may verify this certificate online at corp.delaware.gov/authver.shtml

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:00 AM 10/30/1997 971368113 – 2814772

CERTIFICATE OF LIMITED PARTNERSHIP

OF

INTERMEDIA PARTNERS OF KENTUCKY, L.P.

This Certificate of Limited Partnership of INTERMEDIA PARTNERS OF KENTUCKY, L.P. (the “Limited Partnership”) is being executed by the undersigned for the purpose of forming a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act.

1. The name of the limited partnership is

INTERMEDIA PARTNERS OF KENTUCKY, L.P.

2. The address of the registered office of the limited partnership in Delaware is 1013 Centre Road, Wilmington, Delaware 19805. The limited partnership’s registered agent at that address is Corporation Service Company.

3. The names and addresses of the general partners are:

NAME	ADDRESS

INTERMEDIA PARTNERS VI, L.P.	235 Montgomery Street, Suite 420 San Francisco, CA 94104

[4. Any other information which the general partners choose to include.]

IN WITNESS WHEREOF, the undersigned, constituting all of the general partners of the Partnership, have caused this Certificate of Limited Partnership to be duly executed as of the 30th day of October 1997.

INTERMEDIA PARTNERS OF KENTUCKY, L.P.
By:	INTERMEDIA PARTNERS VI, L.P., its general partner
By:	INTERMEDIA PARTNERS GROUP VI, L.P., its general partner
By:	INTERMEDIA CAPITAL PARTNERS VI, L.P., its general partner
BY:	INTERMEDIA CAPITAL MANAGEMENT VI, LLC, its general partner
By:	INTERMEDIA MANAGEMENT, INC., its manager

By:	/s/ Lisa Perreault
Lisa Perreault
Secretary

DE LP D-:CERTIFICATE OF LIMITED PARTNERSHIP 05/96

STATE OF DELAWARE

AMENDMENT TO THE CERTIFICATE OF

LIMITED PARTNERSHIP

OF

INTERMEDIA PARTNERS OF KENTUCKY, L.P.

The undersigned, desiring to amend the Certificate of Limited Partnership of InterMedia Partners of Kentucky, L.P. pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST:	The name of the Limited Partnership is InterMedia Partners of Kentucky, L.P.

SECOND:	Article 1 of the Certificate of Limited Partnership shall be amended as follows:

The name of the limited partnership is Insight Kentucky Partners II, L.P.

THIRD:	Article 3 of the Certificate of Limited Partnership shall be amended as follows:

The name and address of the general partner is Insight Kentucky Partners I, L.P., 126 E. 56th Street, New York, New York, 10022.

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this 1st day of October, 1999.

[END OF PAGE. SIGNATURE PAGE FOLLOWS.]

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 12:49 PM 10/01/1999 991415111 – 2814772

DCLIB01:1215937-2

DE-Certificate of Amendment (IPK)

High Yield

By:	INSIGHT KENTUCKY PARTNERS I, L.P., general partner of Insight Kentucky Partners II, L.P.

By:	Insight Communications of Kentucky, L.P., its general partner

By:	Insight Midwest, L.P., its general partner

By:	Insight Communications Company, L.P., its general partner

By:	Insight Communications Company, Inc., its general partner

By:	/s/ Kim D. Kelly

	Name:	Kim D. Kelly
	Title:	Executive Vice President

DCLIB01:1215937-2

DE-Certificate of Amendment (IPK)

High Yield

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:00 AM 11/05/1999 991472986 – 2814772

STATE OF DELAWARE

AMENDMENT TO THE CERTIFICATE OF

LIMITED PARTNERSHIP

OF

INSIGHT KENTUCKY PARTNERS II, L.P.

The undersigned, desiring to amend the Certificate of Limited Partnership of Insight Kentucky Partners II, L.P. pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST:	The name of the Limited Partnership is Insight Kentucky Partners II, L.P.

SECOND:	Article 2 of the Certificate of Limited Partnership shall be amended as follows:

The address of the registered agent of the limited partnership in Delaware is 1209 Orange Street, Wilmington, Delaware 19801. The limited partnership’s registered agent at that address is The Corporation Trust Company.

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this 5th day of November, 1999.

By:	INSIGHT KENTUCKY PARTNERS I, L.P., general partner of Insight Kentucky Partners II, L.P.

By:	Insight Communications of Kentucky, L.P., its general partner

By:	Insight Midwest, L.P., its general partner

By:	Insight Communications Company, L.P., its general partner

By:	Insight Communications Company, Inc., its general partner

By:	/s/ Kim D. Kelly
	Name:	Kim D. Kelly
	Title:	Executive Vice President

DCLIB01:1222513-1

STATE OF DELAWARE

AMENDMENT TO THE

CERTIFICATE OF LIMITED PARTNERSHIP

OF

INSIGHT KENTUCKY PARTNERS II, L.P.

It is hereby certified that:

FIRST: The name of the limited partnership (hereinafter called the “partnership”) is Insight Kentucky Partners II, L.P.

SECOND: Pursuant to provisions of Section 17-202, Title 6, Delaware Code, Article 3 of the Certificate of Limited Partnership is amended as follows:

The name and address of the general partner is:

NAME	ADDRESS
Insight Kentucky Partners I, L.P.	810 7th Avenue, 41st Floor New York, NY 10019

[END OF PAGE. SIGNATURE PAGE FOLLOWS.]

DCLIB01:1290177-1	STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 10:30 AM 01/10/2001 010015555 – 2814772

Signed on this 5th day of January 2001.

INSIGHT KENTUCKY PARTNERS I, L.P., the general partner of Insight Kentucky Partners, II, L.P.

BY:	Insight Communications of Kentucky, L.P., it general partner

BY:	Insight Midwest Holdings, LLC, its general partner

BY:	Insight Midwest, L.P., its sole member

BY:	Insight Communications Company, L.P., its general partner

BY:	Insight Communications Company, Inc., its general partner

/s/ Elizabeth M. Grier
	Name:	Elizabeth M. Grier
	Title:	V.P. Administration